UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	May 7, 2013

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2013, effective immediately preceding the Annual Meeting (as defined below), the Board of Directors of Journal Communications, Inc. (the “Company”) amended Section 3.01 of Article III of the Company’s Bylaws to decrease the number of directors of the Company from nine to seven.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2013, the Company held its 2013 annual meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders voted on the following proposals:

(a)	The election of two Class I directors, Jeanette Tully and Dean H. Blythe, to the Company’s Board of Directors for a three-year term to expire at the Company’s 2016 annual meeting of shareholders;

(b)	A non-binding resolution to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting; and

(c)	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2013.

As of the March 1, 2013 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 43,899,338 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate of 43,899,338 votes; and 6,730,298 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 67,302,980 votes.  Approximately 76.09% of all votes were represented at the Annual Meeting in person or by proxy.  The following are the final votes on the matters presented for shareholder approval at the Annual Meeting:

Election of Directors

The shareholders elected Jeanette Tully and Dean H. Blythe as Class I directors for a three-year term to expire at the Company’s 2016 annual meeting of shareholders.  The results of the votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeanette Tully	74,470,353	4,491,664	5,653,187
Dean H. Bythe	74,603,543	4,358,474	5,653,187

Advisory Vote on Executive Compensation

The shareholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.  The results of the non-binding advisory vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,489,143	4,780,750	6,692,124	5,653,187

Ratification of PricewaterhouseCoopers LLP

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2013.  The results of the vote were as follows:

Votes For	Votes Against	Abstentions
82,956,368	1,305,445	353,391

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Amendment to Bylaws of Journal Communications, Inc. effective May 7, 2013.
(3.2)	Bylaws of Journal Communications, Inc. effective May 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: May 9, 2013	By:	/s/ Mary Hill Taibl
Mary Hill Taibl
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated May 7, 2013

Exhibit No.

(3.1)	Amendment to Bylaws of Journal Communications, Inc. effective May 7, 2013.
(3.2)	Bylaws of Journal Communications, Inc. effective May 7, 2013.